Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No. 9 dated November 24, 2020

to

Prospectus dated May 11, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated May 11, 2020, as amended or supplemented (the “Prospectus”), and should be read together with the Prospectus, as amended or supplemented through the date of this supplement.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

The following paragraph set forth in Supplement No. 8 dated November 10, 2020 to the Prospectus:

The securities described in this Prospectus are not offered for sale in the states of Nebraska, North Dakota or Texas or to persons resident or located in such states. No subscription for the sale of shares will be accepted from any person resident or located in Nebraska, North Dakota or Texas.

is hereby deleted and replaced in its entirety with the following paragraph:

The securities described in this Prospectus are not offered for sale in the states of Nebraska or North Dakota or to persons resident or located in such states. No subscription for the sale of shares will be accepted from any person resident or located in Nebraska or North Dakota.

About the Company’s Stockholders

As of November 23, 2020, there are approximately 1507 unique stockholders that have purchased our shares for an aggregate principal amount of approximately $40,000,000, with an average investment by each stockholder of approximately $26,500.